                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                         CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                            October 16, 2007
                            ----------------

                       WESTAMERICA BANCORPORATION
                       --------------------------
          (Exact Name of Registrant as Specified in Its Charter)

                                CALIFORNIA
                                ----------
              (State or Other Jurisdiction of Incorporation)


                001-9383                       94-2156203
                --------                       ----------
        (Commission File Number)    (IRS Employer Identification No.)


         1108 Fifth Avenue, San Rafael, California          94901
         ----------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


                               (707) 863-6000
                               --------------
            (Registrant's Telephone Number, Including Area Code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Exhibits
---------

99.1 Press release dated October 16, 2007



Item 2.02:  Results of Operations and Financial Condition
----------------------------------------------------------

On October 16, 2007 Westamerica Bancorporation announced their earnings for the third quarter of 2007. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

                                 Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    JOHN "ROBERT" THORSON
-------------------------------------------------
John "Robert" Thorson
Senior Vice President and Chief Financial Officer
October 18, 2007

INDEX TO EXHIBITS
-----------------


                                                         Sequentially
Exhibit No.             Description                      Number Page
-----------             -------------------------        -------------
  (99.1)                 Press release dated                  5-16
                         October 16, 2007

FOR IMMEDIATE RELEASE
October 16, 2007


WESTAMERICA BANCORPORATION REPORTS QUARTERLY EARNINGS
FOR THIRD QUARTER 2007

San Rafael, CA: Westamerica Bancorporation (NASDAQ: WABC), parent company of Westamerica Bank, today reported net income of $22.0 million for the third quarter of 2007, compared to $22.4 million for the second quarter of 2007 and $24.2 million for the third quarter of 2006. Third quarter 2007 diluted earnings per share were $0.74, compared to $0.74 for the second quarter of 2007 and $0.77 for the third quarter of 2006. Return on average common equity (ROE) for the third quarter of 2007 was 21.7 percent and return on assets (ROA) was 1.89 percent.

For the first nine months of 2007, net income totaled $67.9 million, compared to $74.8 million for the same period in 2006. Diluted earnings per share were $2.24 for the first nine months of 2007, compared to $2.34 for the same period in 2006. For the first nine months of 2007, ROE was 22.2 percent and ROA was 1.95 percent.

"Our net interest margin was essentially stable in the third quarter of 2007, down only 0.02 percent from the prior quarter. We expect to begin realizing margin expansion as the September 2007 reduction in the federal funds rate causes interest rate re-pricing of our funding sources at a faster pace than our loans and investments," said Chairman, President and CEO David Payne. "During the third quarter 2007, our credit quality remained stable in spite of the slowing economy. We have worked hard to achieve the seven percent increase in our non-interest revenues and four percent reduction in our expenses in the first nine months of 2007 compared to the same period last year," added Payne.

Net interest income on a fully taxable equivalent (FTE) basis was $45.6 million in the third quarter of 2007 compared to $46.1 million and $50.2 million in the second quarter of 2007 and the third quarter of 2006, respectively. The third quarter of 2007 net interest margin (FTE) was 4.34 percent, down from 4.36 percent and 4.54 percent in the second quarter of 2007 and the third quarter of 2006, respectively.

Noninterest income for the first nine months of 2007 totaled $44.6 million, increased from $41.6 million in the first nine months of 2006. The $3.0 million increase is primarily due to:
   *  $1.4 million increase in service charges on deposit accounts.
   *  $800 thousand higher merchant credit card income.
   *  $200 thousand increase in debit card and ATM fees.
   * $800 thousand gain from life insurance proceeds recognized in the first quarter of 2007.

Noninterest expense for the first nine months of 2007 was $74.2 million, reduced from $77.2 million for the first nine months of 2006. The $3.0 million decline is primarily due to:
   *  $2.1 million lower personnel costs.
   *  $500 thousand reduction in professional fees.
   *  $300 thousand lower occupancy and equipment expense.
   *  $300 thousand decline in amortization of intangible assets.
   *  $300 thousand increase in data processing expenses.

The higher data processing expenses and a portion of the lower personnel costs are due to conversion of the Company's item processing function to an outside vendor. This conversion is not expected to change overall expenses by a meaningful amount. The FTE efficiency ratio (expenses divided by revenues) for the first nine months of 2007 was 40.5 percent, compared to 39.1 percent for the first nine months of 2006.

The provision for credit losses was $75 thousand for the third quarter of 2007, unchanged from the previous and year ago quarters.

At September 30, 2007, shareholders' equity was $404 million and the Company's total regulatory capital ratio was 10.7 percent, which exceeds the "well-capitalized" level of 10 percent under regulatory requirements. During the third quarter 2007, shares repurchased, net of shares issued, totaled 354 thousand shares. At September 30, 2007, 1.8 million shares remain authorized under the Company's stock repurchase plan.

Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates 87 branches throughout 21 Northern and Central California counties. At September 30, 2007, the company had total assets outstanding of $4.7 billion.

    Westamerica Bancorporation Web Address: www.westamerica.com


For additional information contact:

    Westamerica Bancorporation
    Robert A. Thorson  -  SVP & Chief Financial Officer
    707-863-6840

FORWARD-LOOKING INFORMATION:
---------------------------

   The following appears in accordance with the Private Securities Litigation Reform Act of 1995:
   This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."
   Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the Company's control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent annual and quarterly reports filed with the Securities and Exchange Commission, including the Company's Form 10-Q for the quarter ended June 30, 2007, and Form 10-K for the year ended December 31, 2006, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.
   Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

                                      #####

WESTAMERICA BANCORPORATION           Public Information October 16, 2007
FINANCIAL HIGHLIGHTS
 September 30, 2007

1. Net Income Summary.

                                     (dollars in thousands except per-share amounts)
                                                              Q3'07 /                 Q3'07 /                           9/30'07YTD /
                                       Q3'07       Q3'06       Q3'06       Q2'07       Q2'07     9/30'07YTD  9/30'06YTD  9/30'06YTD
                                    ------------------------------------------------------------------------------------------------
   1 Net Interest Income                $45,563     $50,198        -9.2%    $46,059        -1.1%   $138,536    $155,675       -11.0%
        (Fully Taxable Equivalent)
   2 Provision for Credit Losses             75          75         0.0%         75         0.0%        225         375       -40.0%
   3 Noninterest Income:
   4     Life Insurance Gains                 0           0         n/m           0         n/m         822           0          n/m
   5     Other                           14,644      13,899         5.4%     14,700        -0.4%     43,799      41,600         5.3%
                                    ------------------------            ------------            ------------------------
   6 Total Noninterest Income            14,644      13,899         5.4%     14,700        -0.4%     44,621      41,600         7.3%
   7 Noninterest Expense                 24,853      25,403        -2.2%     24,706         0.6%     74,222      77,232        -3.9%
                                    ------------------------            ------------            ------------------------
   8 Income Before Taxes (FTE)           35,279      38,619                  35,978                 108,710     119,668
   9 Income Tax Provision (FTE)          13,257      14,382        -7.8%     13,627        -2.7%     40,766      44,819        -9.0%
                                    ------------------------            ------------            ------------------------
  10 Net Income                         $22,022     $24,237        -9.1%    $22,351        -1.5%    $67,944     $74,849        -9.2%
                                    ========================            ============            ========================

  11 Average Shares Outstanding          29,532      31,070        -5.0%     29,938        -1.4%     29,935      31,372        -4.6%
  12 Diluted Average Shares              29,915      31,558        -5.2%     30,365        -1.5%     30,365      31,919        -4.9%
        Outstanding
  13 Operating Ratios:
  14   Basic Earnings Per Share           $0.75       $0.78        -4.4%      $0.75         0.0%      $2.27       $2.39        -4.9%
  15   Diluted Earnings Per Share         $0.74        0.77        -4.1%       0.74         0.0%       2.24        2.34        -4.6%
  16   Return On Assets                    1.89%       1.98%                   1.92%                   1.95%       2.02%
  17   Return On Equity                    21.7%       22.7%                   21.9%                   22.2%       23.6%
  18   Net Interest Margin (FTE)           4.34%       4.54%                   4.36%                   4.37%       4.61%
  19   Efficiency Ratio (FTE)              41.3%       39.6%                   40.7%                   40.5%       39.1%

  20 Dividends Paid Per Share             $0.34       $0.32         6.3%      $0.34         0.0%      $1.02       $0.96         6.3%
  21 Dividend Payout Ratio                   46%         42%                     46%                     46%         41%



2. Net Interest Income.


                                    (dollars in thousands)
                                                              Q3'07 /                 Q3'07 /                           9/30'07YTD /
                                       Q3'07       Q3'06       Q3'06       Q2'07       Q2'07     9/30'07YTD  9/30'06YTD  9/30'06YTD
                                    ------------------------------------------------------------------------------------------------
   1 Interest and Fee Income (FTE)      $64,708     $67,186        -3.7%    $64,875        -0.3%   $194,608    $203,460        -4.4%
   2 Interest Expense                    19,145      16,988        12.7%     18,816         1.7%     56,072      47,785        17.3%
                                    ------------------------            ------------            ------------------------
   3 Net Interest Income (FTE)          $45,563     $50,198        -9.2%    $46,059        -1.1%   $138,536    $155,675       -11.0%
                                    ========================            ============            ========================

   4 Average Earning Assets          $4,198,859  $4,419,609        -5.0% $4,245,342        -1.1% $4,243,610  $4,513,838        -6.0%
   5 Average Interest-Bearing         2,905,457   3,045,282        -4.6%  2,926,090        -0.7%  2,930,690   3,129,901        -6.4%
        Liabilities
   6 Yield on Earning Assets (FTE)         6.14%       6.05%                   6.12%                   6.12%       6.02%
   7 Cost of Funds                         1.80%       1.51%                   1.76%                   1.75%       1.41%
   8 Net Interest Margin (FTE)             4.34%       4.54%                   4.36%                   4.37%       4.61%
   9 Interest Expense/ Interest-           2.60%       2.20%                   2.56%                   2.54%       2.03%
        Bearing Liabilities
  10 Net Interest Spread (FTE)             3.54%       3.85%                   3.56%                   3.58%       3.99%



WESTAMERICA BANCORPORATION           Public Information October 16, 2007
FINANCIAL HIGHLIGHTS
 September 30, 2007

3. Loans & Other Earning Assets.


                                    (average volume, dollars in thousands)
                                                              Q3'07 /                 Q3'07 /                           9/30'07YTD /
                                       Q3'07       Q3'06       Q3'06       Q2'07       Q2'07     9/30'07YTD  9/30'06YTD  9/30'06YTD
                                    ------------------------------------------------------------------------------------------------
   1 Total Assets                    $4,628,728  $4,846,286        -4.5% $4,668,627        -0.9% $4,670,019  $4,949,661        -5.6%
   2 Total Earning Assets             4,198,859   4,419,609        -5.0%  4,245,342        -1.1%  4,243,610   4,513,838        -6.0%
   3 Total Loans                      2,514,685   2,555,472        -1.6%  2,516,114        -0.1%  2,516,939   2,586,547        -2.7%
   4   Commercial Loans                 625,490     654,179        -4.4%    626,270        -0.1%    622,778     674,821        -7.7%
   5   Commercial Real Estate Loans     871,225     913,919        -4.7%    883,942        -1.4%    885,172     917,044        -3.5%
   6   Consumer Loans                 1,017,970     987,374         3.1%  1,005,902         1.2%  1,008,989     994,682         1.4%
   7 Total Investment Securities      1,684,174   1,864,137        -9.7%  1,729,228        -2.6%  1,726,671   1,927,291       -10.4%
   8   Available For Sale               590,749     636,481        -7.2%    602,667        -2.0%    602,009     650,918        -7.5%
         (Market Value)
   9   Held To Maturity               1,093,425   1,227,656       -10.9%  1,126,561        -2.9%  1,124,662   1,276,373       -11.9%
  10      HTM Unrealized (Loss           (4,974)     (6,777)        n/m     (18,668)        n/m      (4,974)     (6,777)        n/m
             at Period-End

  11 Loans / Deposits                      74.9%       70.9%                   74.5%                   74.3%       70.3%



4. Deposits &  Other Interest-Bearing Liabilities.



                                    (average volume, dollars in thousands)
                                                              Q3'07 /                 Q3'07 /                           9/30'07YTD /
                                       Q3'07       Q3'06       Q3'06       Q2'07       Q2'07     9/30'07YTD  9/30'06YTD  9/30'06YTD
                                    ------------------------------------------------------------------------------------------------
   1 Total Deposits                  $3,358,163  $3,602,566        -6.8% $3,377,413        -0.6% $3,387,591  $3,679,677        -7.9%
   2   Noninterest Demand             1,254,530   1,311,786        -4.4%  1,267,032        -1.0%  1,264,147   1,328,071        -4.8%
   3   Interest-Bearing Transaction     566,556     602,996        -6.0%    577,555        -1.9%    576,970     626,196        -7.9%
   4   Savings                          810,213     943,396       -14.1%    824,299        -1.7%    833,419     976,753       -14.7%
   5   Time greater than $100K          519,488     509,741         1.9%    496,338         4.7%    500,389     504,843        -0.9%
   6   Time less than $100K             207,376     234,647       -11.6%    212,189        -2.3%    212,666     243,814       -12.8%
   7 Total Short-Term Borrowings        764,992     717,524         6.6%    778,841        -1.8%    770,378     740,923         4.0%
   8   Fed Funds Purchased              621,165     485,095        28.1%    625,060        -0.6%    614,259     527,454        16.5%
   9   Other Short-Term Funds           143,827     232,429       -38.1%    153,781        -6.5%    156,119     213,469       -26.9%
  10 Long-Term Debt                      36,832      36,978        -0.4%     36,868        -0.1%     36,868      37,372        -1.3%
  11 Shareholders' Equity               402,016     422,735        -4.9%    408,564        -1.6%    408,497     424,189        -3.7%

  12 Demand Deposits /                     37.4%       36.4%                   37.5%                   37.3%       36.1%
       Total Deposits
  13 Transaction & Savings Deposits        78.4%       79.3%                   79.0%                   79.0%       79.7%
        / Total Deposits



WESTAMERICA BANCORPORATION           Public Information October 16, 2007
FINANCIAL HIGHLIGHTS
 September 30, 2007


5. Interest Yields Earned & Rates Paid.


                                    (dollars in thousands)
                                                   Q3'07                                           Q3'06
                                    ------------------------------------   Q2'07    ------------------------------------
                                      Average     Income/      Yield/      Yield/     Average     Income/      Yield/
                                       Volume     Expense       Rate        Rate       Volume     Expense       Rate
                                    ------------------------------------------------------------------------------------
   1 Interest & Fees Income Earned
   2   Total Earning Assets (FTE)    $4,198,859     $64,708        6.14%       6.12% $4,419,609     $67,186        6.05%
   3   Total Loans (FTE)              2,514,685      42,310        6.68%       6.69%  2,555,472      42,588        6.61%
   4     Commercial Loans (FTE)         625,490      12,719        8.07%       7.73%    654,179      13,150        7.78%
   5     Commercial Real Estate         871,225      15,602        7.10%       7.17%    913,919      16,396        7.12%
           Loans
   6     Consumer Loans               1,017,970      13,989        5.45%       5.44%    987,374      13,042        5.24%
   7   Total Investment               1,684,174      22,398        5.32%       5.31%  1,864,137      24,598        5.28%
          Securities (FTE)

   8 Interest Expense Paid
   9   Total Earning Assets           4,198,859      19,145        1.80%       1.76%  4,419,609      16,988        1.51%
  10   Total Interest-Bearing         2,905,457      19,145        2.60%       2.56%  3,045,282      16,988        2.20%
          Liabilities
  11   Total Interest-Bearing         2,103,633       9,966        1.88%       1.81%  2,290,780       9,011        1.56%
          Deposits
  12      Interest-Bearing              566,556         526        0.37%       0.37%    602,996         430        0.28%
             Transaction
  13     Savings                        810,213       1,649        0.81%       0.71%    943,396       1,173        0.49%
  14     Time less than $100K           207,376       1,755        3.36%       3.31%    234,647       1,722        2.91%
  15     Time greater than $100K        519,488       6,036        4.61%       4.68%    509,741       5,686        4.43%
  16   Total Short-Term Borrowings      764,992       8,601        4.40%       4.43%    717,524       7,399        4.04%
  17     Fed Funds Purchased            621,165       8,171        5.15%       5.25%    485,095       6,508        5.25%
  18     Other Short-Term Funds         143,827         430        1.18%       1.10%    232,429         891        1.52%
  19   Long-Term Debt                    36,832         578        6.28%       6.27%     36,978         578        6.25%

  20 Net Interest Income and Margin (FTE)           $45,563        4.34%       4.36%                $50,198        4.54%



6. Noninterest Income.


                                    (dollars in thousands except per share amounts)
                                                              Q3'07 /                 Q3'07 /                           9/30'07YTD /
                                       Q3'07       Q3'06       Q3'06       Q2'07       Q2'07     9/30'07YTD  9/30'06YTD  9/30'06YTD
                                    ------------------------------------------------------------------------------------------------
   1 Service Charges on Deposit          $7,569      $7,155         5.8%     $7,716        -1.9%    $22,813     $21,424         6.5%
        Accounts
   2 Merchant Credit Card Income          2,808       2,430        15.5%      2,768         1.4%      8,024       7,208        11.3%
   3 ATM Fees & Interchange                 723         753        -4.0%        714         1.2%      2,114       2,148        -1.6%
   4 Debit Card Fees                        969         883         9.8%        960         1.0%      2,825       2,587         9.2%
   5 Financial Services Fees                383         377         1.8%        363         5.7%      1,057       1,037         1.9%
   6 Mortgage Banking Income                 29          36       -17.4%         33        -9.9%         92         134       -31.7%
   7 Trust Fees                             337         298        13.2%        304        10.8%        978         867        12.8%
   8 Other Income                         1,826       1,967        -7.2%      1,842        -0.9%      5,896       6,195        -4.8%
                                    ------------------------            ------------            ------------------------
   9 Sub-total                           14,644      13,899         5.4%     14,700        -0.4%     43,799      41,600         5.3%
  10 Life Insurance Gains                     0           0         n/m           0         n/m         822           0         n/m
                                    ------------------------            ------------            ------------------------
  11 Total Noninterest Income           $14,644     $13,899         5.4%    $14,700        -0.4%    $44,621     $41,600         7.3%
                                    ========================            ============            ========================
  12 Operating Ratios:
  13    Total Revenue (FTE)             $60,207     $64,097        -6.1%    $60,759        -0.9%   $183,157    $197,275        -7.2%
  14    Noninterest Income /               24.3%       21.7%                   24.2%                   24.4%       21.1%
           Revenue (FTE)
  15    Service Charges /                  0.89%       0.79%                   0.92%                   0.90%       0.78%
           Deposits (annualized)
  16    Total Revenue Per Share           $8.09       $8.18        -1.2%      $8.14        -0.6%      $8.18       $8.41        -2.7%
           (annualized)



WESTAMERICA BANCORPORATION           Public Information October 16, 2007
FINANCIAL HIGHLIGHTS
 September 30, 2007

7. Noninterest Expense.


                                    (dollars in thousands)
                                                              Q3'07 /                 Q3'07 /                           9/30'07YTD /
                                       Q3'07       Q3'06       Q3'06       Q2'07       Q2'07     9/30'07YTD  9/30'06YTD  9/30'06YTD
                                    ------------------------------------------------------------------------------------------------
   1 Salaries & Benefits                $12,587     $13,080        -3.8%    $12,622        -0.3%    $37,776     $39,897        -5.3%
   2 Occupancy                            3,327       3,321         0.2%      3,342        -0.4%      9,960       9,820         1.4%
   3 Equipment                            1,083       1,194        -9.3%      1,147        -5.6%      3,367       3,775       -10.8%
   4 Data Processing                      1,800       1,503        19.8%      1,543        16.7%      4,866       4,568         6.5%
   5 Courier                                854         904        -5.6%        857        -0.4%      2,559       2,736        -6.5%
   6 Postage                                404         410        -1.3%        396         2.0%      1,211       1,217        -0.5%
   7 Telephone                              342         371        -7.8%        354        -3.4%      1,055       1,269       -16.8%
   8 Professional Fees                      451         532       -15.2%        409        10.3%      1,355       1,823       -25.6%
   9 Stationery & Supplies                  323         307         5.1%        269        20.3%        906         849         6.8%
  10 Loan Expense                           217         253       -14.3%        171        26.8%        555         683       -18.8%
  11 Operational Losses                     228         129        76.4%        171        33.3%        559         572        -2.4%
  12 Amortization of Identifiable           893       1,016       -12.1%        893         0.0%      2,760       3,071       -10.1%
        Intangibles
  13 Other Operating                      2,344       2,383        -1.7%      2,532        -7.4%      7,293       6,952         4.9%
                                    ------------------------            ------------            ------------------------
  14 Total Noninterest Expense          $24,853     $25,403        -2.2%    $24,706         0.6%    $74,222     $77,232        -3.9%
                                    ========================            ============            ========================

  15 Full Time Equivalent Staff             876         901        -2.8%        910        -3.7%        893         915        -2.4%
  16 Average Assets /  Full Time         $5,284      $5,379        -1.8%     $5,130         3.0%     $5,230      $5,409        -3.3%
        Equivalent Staff
  17 Operating Ratios:
  18    FTE Revenue / Full Time            $273        $282        -3.4%       $268         1.8%       $274        $288        -4.9%
          Equiv. Staff (annualized)
  19    Noninterest Expense /              2.35%       2.28%                   2.33%                   2.34%       2.29%
          Earning Assets
            (annualized)
  20    Noninterest Expense /              41.3%       39.6%                   40.7%                   40.5%       39.1%
           Revenues



WESTAMERICA BANCORPORATION           Public Information October 16, 2007
FINANCIAL HIGHLIGHTS
 September 30, 2007

8. Provision for Credit Losses.


                                    (dollars in thousands)
                                                              Q3'07 /                 Q3'07 /                           9/30'07YTD /
                                       Q3'07       Q3'06       Q3'06       Q2'07       Q2'07     9/30'07YTD  9/30'06YTD  9/30'06YTD
                                    ------------------------------------------------------------------------------------------------
   1 Provision for Credit Losses            $75         $75         0.0%        $75         0.0%       $225        $375       -40.0%
   2 Gross Loan Losses                    1,031       1,011         1.9%      2,244       -54.1%      4,519       2,775        62.9%
   3 Net Loan Losses                        610         421        44.9%      1,491       -59.1%      2,617         886       195.6%
   4 Recoveries / Gross Loan Losses          41%         58%                     34%                     42%         68%
   5 Average Total Loans             $2,514,685  $2,555,472        -1.6% $2,516,114        -0.1% $2,516,939  $2,586,547        -2.7%
   6 Net Loan Losses / Loans               0.10%       0.07%                   0.24%                   0.14%       0.05%
        (annualized)
   7 Provision for Credit Losses /         0.01%       0.01%                   0.01%                   0.01%       0.02%
        Loans (annualized)
   8 Provision for Credit Losses /         12.3%       17.8%                    5.0%                    8.6%       42.3%
        Net Loan Losses



9. Credit Quality.


                                    (dollars in thousands)
                                                             9/30/07 /               9/30/07 /
                                      09/30/07    09/30/06    09/30/06    06/30/07    06/30/07    03/31/07    12/31/06    06/30/06
                                    ------------------------------------------------------------------------------------------------
   1 Nonperforming Nonaccrual Loans      $3,132      $1,162       169.6%     $3,140        -0.2%     $2,341         $61      $1,613
   2 Performing Nonaccrual Loans          1,695       3,889       -56.4%      1,898       -10.7%      2,459       4,404       3,899
                                    ------------------------            ------------            ------------------------------------
   3 Total Nonaccrual Loans               4,827       5,051        -4.4%      5,038        -4.2%      4,800       4,465       5,512
   4 Accruing Loans 90+ Days                251         252        -0.4%        179        40.2%         82          65         114
        Past Due                    ------------------------            ------------            ------------------------------------
   5 Total Nonperforming Loans            5,078       5,303        -4.2%      5,217        -2.7%      4,882       4,530       5,626
   6 Repossessed Collateral                 613         656        -6.6%        613         0.0%        647         647         656
   7 Total Nonperforming Loans &    ------------------------            ------------            ------------------------------------
   8     Repossessed Collateral          $5,691      $5,959        -4.5%     $5,830        -2.4%     $5,529      $5,177      $6,282
                                    ========================            ============            ====================================

   9 Classified Loans                   $21,403     $24,111       -11.2%    $22,498        -4.9%    $18,439     $20,180     $25,682
                                    ========================            ============            ====================================

  10 Allowance for Loan Losses          $52,938     $55,338        -4.3%    $53,473        -1.0%    $54,889     $55,330     $55,684
  11 Total Loans Outstanding          2,511,374   2,552,929        -1.6%  2,521,738        -0.4%  2,519,898   2,531,734   2,580,612
  12 Total Assets                     4,657,016   4,844,116        -3.9%  4,647,069         0.2%  4,748,829   4,769,335   4,905,642

  13 Allowance for Loan Losses /           2.11%       2.18%                   2.12%                   2.18%       2.19%       2.16%
        Total Loans
  14 Nonperforming Loans /                 0.20%       0.21%                   0.21%                   0.19%       0.18%       0.22%
        Total Loans
  15 Nonperforming Loans & Repossessed
  16     Collateral/Total Assets           0.12%       0.12%                   0.13%                   0.12%       0.11%       0.13%
  17 Allowance/Nonperforming Loans         1042%       1044%                   1025%                   1124%       1221%        990%
  18 Allowance for Loan Losses /            247%        230%                    238%                    298%        274%        217%
        Classified Loans
  19 Classified Loans /
  20   (Equity + Allowance for              4.7%        5.0%                    4.9%                    3.9%        4.2%        5.4%
          Loan Losses)



WESTAMERICA BANCORPORATION           Public Information October 16, 2007
FINANCIAL HIGHLIGHTS
 September 30, 2007

10.Capital.


                                    (dollars in thousands, except per-share amounts)
                                                             9/30/07 /               9/30/07 /
                                      09/30/07    09/30/06    09/30/06    06/30/07    06/30/07    03/31/07    12/31/06    06/30/06
                                    ------------------------------------------------------------------------------------------------
   1 Shareholders' Equity              $403,651    $428,732        -5.9%   $407,982        -1.1%   $419,810    $424,235    $423,487
   2 Tier I Regulatory Capital          283,015     300,344        -5.8%    286,818        -1.3%    293,382     298,576     300,661
   3 Total Regulatory Capital           322,598     341,207        -5.5%    326,582        -1.2%    333,658     339,114     341,788

   4 Total Assets                     4,657,016   4,844,116        -3.9%  4,647,069         0.2%  4,748,829   4,769,335   4,905,642
   5 Risk-Adjusted Assets             3,017,668   3,094,942        -2.5%  3,014,947         0.1%  3,043,445   3,057,054   3,127,641

   6 Shareholders' Equity /                8.67%       8.85%                   8.78%                   8.84%       8.90%       8.63%
        Total Assets
   7 Shareholders' Equity /               16.07%      16.79%                  16.18%                  16.66%      16.76%      16.41%
        Total Loans
   8 Tier I Capital /Total Assets          6.08%       6.20%                   6.17%                   6.18%       6.26%       6.13%
   9 Tier I Capital / Risk-Adjusted        9.38%       9.70%                   9.51%                   9.64%       9.77%       9.61%
        Assets
  10 Total Capital / Risk-Adjusted        10.69%      11.02%                  10.83%                  10.96%      11.09%      10.93%
        Assets
  11 Shares Outstanding                  29,378      30,910        -5.0%     29,732        -1.2%     30,158      30,547      31,201
  12 Book Value Per Share                $13.74      $13.87        -0.9%     $13.72         0.1%     $13.92      $13.89      $13.57
  13 Market Value Per Share              $49.81      $50.51        -1.4%     $44.24        12.6%     $48.17      $50.63       48.97



  14 Share Repurchase Programs


                                    (shares in thousands)
                                                              Q3'07 /                 Q3'07 /
                                       Q3'07       Q3'06       Q3'06       Q2'07       Q2'07     9/30'07YTD  9/30'06YTD  9/30'06YTD
                                    ------------------------------------------------------------------------------------------------
  15 Total Shares Repurchased /             492         436        13.0%        456         7.9%      1,396       1,356         2.9%
        Canceled
  16   Average Repurchase Price          $43.90      $47.98        -8.5%     $46.77        -6.1%     $46.63      $50.67        -8.0%
  17 Net Shares Repurchased                 354         291        21.6%        426       -17.0%      1,169         972        20.3%



WESTAMERICA BANCORPORATION           Public Information October 16, 2007
FINANCIAL HIGHLIGHTS
 September 30, 2007

11.Period-End Balance Sheets.


                                    (dollars in thousands)
                                                             9/30/07 /               9/30/07 /
                                      09/30/07    09/30/06    09/30/06    06/30/07    06/30/07    03/31/07    12/31/06    06/30/06
                                    ------------------------------------------------------------------------------------------------
   1 Assets:
   2   Cash and Money Market Assets    $219,960    $192,175        14.5%   $164,390        33.8%   $208,734    $185,009    $189,204

   3   Investment Securities            570,086     617,736        -7.7%    582,959        -2.2%    602,220     615,525     620,294
          Available For Sale
   4   Investment Securities          1,081,009   1,211,589       -10.8%  1,104,132        -2.1%  1,142,382   1,165,092   1,243,936
          Held to Maturity
   5   Loans, gross                   2,511,374   2,552,929        -1.6%  2,521,738        -0.4%  2,519,898   2,531,734   2,580,612
   6   Allowance For Loan Losses        (52,938)    (55,338)       -4.3%    (53,473)       -1.0%    (54,889)    (55,330)    (55,684)
                                    ------------------------            ------------            ------------------------------------
   7   Loans, net                     2,458,436   2,497,591        -1.6%  2,468,265        -0.4%  2,465,009   2,476,404   2,524,928
                                    ------------------------            ------------            ------------------------------------

   8   Premises and Equipment            28,666      30,979        -7.5%     29,169        -1.7%     29,643      30,188      31,785
   9   Identifiable Intangible           19,322      23,098       -16.3%     20,215        -4.4%     21,108      22,082      24,114
          Assets
  10   Goodwill                         121,719     121,719         0.0%    121,719         0.0%    121,719     121,719     121,719
  11   Interest Receivable and          157,818     149,229         5.8%    156,220         1.0%    158,014     153,316     149,662
          Other Assets              ------------------------            ------------            ------------------------------------
  12 Total Assets                    $4,657,016  $4,844,116        -3.9% $4,647,069         0.2% $4,748,829  $4,769,335  $4,905,642
                                    ========================            ============            ====================================

  13 Liabilities and Shareholders' Equity:
  14   Deposits:
  15     Noninterest Bearing         $1,251,572  $1,298,519        -3.6% $1,266,941        -1.2% $1,293,920  $1,341,019  $1,330,280
  16     Interest-Bearing               549,263     581,705        -5.6%    554,036        -0.9%    584,026     588,668     606,633
            Transaction
  17     Savings                        806,797     926,262       -12.9%    809,791        -0.4%    851,800     865,268     951,819
  18     Time                           732,582     744,645        -1.6%    704,264         4.0%    714,626     721,779     758,315
                                    ------------------------            ------------            ------------------------------------
  19   Total Deposits                 3,340,214   3,551,131        -5.9%  3,335,032         0.2%  3,444,372   3,516,734   3,647,047
                                    ------------------------            ------------            ------------------------------------

  20   Short-Term Borrowed Funds        815,101     768,841         6.0%    809,261         0.7%    776,781     731,977     746,517
  21   Debt Financing and                36,809      36,956        -0.4%     36,846        -0.1%     36,883      36,920      36,993
          Notes Payable
  22   Liability For Interest,           61,241      58,456         4.8%     57,948         5.7%     70,983      59,469      51,598
          Taxes and Other           ------------------------            ------------            ------------------------------------
  23 Total Liabilities                4,253,365   4,415,384        -3.7%  4,239,087         0.3%  4,329,019   4,345,100   4,482,155
                                    ------------------------            ------------            ------------------------------------
  24 Shareholders' Equity:
  25   Paid-In Capital                 $337,627    $346,603        -2.6%   $338,290        -0.2%   $341,724    $344,263    $346,224
  26   Accumulated Other Comprehensive
  27         (Loss) Income                 (412)      1,805         n/m        (777)        n/m       3,593       1,850      (4,771)
  28   Retained Earnings                 66,436      80,324       -17.3%     70,469        -5.7%     74,493      78,122      82,034
                                    ------------------------            ------------            ------------------------------------
  29 Total Shareholders' Equity         403,651     428,732        -5.9%    407,982        -1.1%    419,810     424,235     423,487
                                    ------------------------            ------------            ------------------------------------
  30 Total Liabilities and           $4,657,016  $4,844,116        -3.9% $4,647,069         0.2% $4,748,829  $4,769,335  $4,905,642
        Shareholders' Equity        ========================            ============            ====================================



WESTAMERICA BANCORPORATION           Public Information October 16, 2007
FINANCIAL HIGHLIGHTS
 September 30, 2007

12.Income Statements.


                                    (dollars in thousands, except per-share amounts)
                                                              Q3'07 /                 Q3'07 /
                                       Q3'07       Q3'06       Q3'06       Q2'07       Q2'07     9/30'07YTD  9/30'06YTD  9/30'06YTD
                                    ------------------------------------------------------------------------------------------------
   1 Interest and Fee Income:
   2   Loans                            $41,134     $41,292        -0.4%    $40,727         1.0%   $122,027    $123,558        -1.2%
   3   Money Market Assets                    2           1         n/m           2         n/m           5           3         n/m
          and Funds Sold
   4   Investment Securities              6,713       7,227        -7.1%      6,841        -1.9%     20,676      22,179        -6.8%
          Available For Sale
   5   Investment Securities             11,448      12,845       -10.9%     11,771        -2.7%     35,303      39,970       -11.7%
          Held to Maturity          ------------------------            ------------            ------------------------
   6 Total Interest Income               59,297      61,365        -3.4%     59,341        -0.1%    178,011     185,710        -4.1%
                                    ------------------------            ------------            ------------------------
   7 Interest Expense:
   8   Transaction Deposits                 526         430        22.4%        528        -0.3%      1,577       1,285        22.8%
   9   Savings Deposits                   1,649       1,173        40.6%      1,452        13.5%      4,509       2,995        50.6%
  10   Time Deposits                      7,791       7,408         5.2%      7,540         3.3%     22,637      19,985        13.3%
  11   Short-Term Borrowed Funds          8,601       7,399        16.2%      8,718        -1.3%     25,614      21,766        17.7%
  12   Debt Financing and                   578         578         0.0%        578        -0.0%      1,735       1,754        -1.1%
          Notes Payable             ------------------------            ------------            ------------------------

  13 Total Interest Expense              19,145      16,988        12.7%     18,816         1.7%     56,072      47,785        17.3%
                                    ------------------------            ------------            ------------------------

  14 Net Interest Income                 40,152      44,377        -9.5%     40,525        -0.9%    121,939     137,925       -11.6%
                                    ------------------------            ------------            ------------------------

  15 Provision for Credit Losses             75          75         0.0%         75         0.0%        225         375       -40.0%
                                    ------------------------            ------------            ------------------------
  16 Noninterest Income:
  17   Service Charges on                 7,569       7,155         5.8%      7,716        -1.9%     22,813      21,424         6.5%
          Deposit Accounts
  18   Merchant Credit Card               2,808       2,430        15.5%      2,768         1.4%      8,024       7,208        11.3%
  19   Financial Services                   383         377         1.8%        363         5.7%      1,057       1,037         1.9%
          Commissions
  20   Mortgage Banking                      29          36       -17.4%         33        -9.9%         92         134       -31.7%
  21   Trust Fees                           337         298        13.2%        304        10.8%        978         867        12.8%
  22   Life Insurance Gains                   0           0         n/m           0         n/m         822           0         n/m
  23   Other                              3,518       3,603        -2.4%      3,516         0.0%     10,835      10,930        -0.9%
                                    ------------------------            ------------            ------------------------
  24 Total Noninterest Income            14,644      13,899         5.4%     14,700        -0.4%     44,621      41,600         7.3%
                                    ------------------------            ------------            ------------------------
  25 Noninterest Expense:
  26   Salaries and Related              12,587      13,080        -3.8%     12,622        -0.3%     37,776      39,897        -5.3%
          Benefits
  27   Occupancy                          3,327       3,321         0.2%      3,342        -0.4%      9,960       9,820         1.4%
  28   Equipment                          1,083       1,194        -9.3%      1,147        -5.6%      3,367       3,775       -10.8%
  29   Data Processing                    1,800       1,503        19.8%      1,543        16.7%      4,866       4,568         6.5%
  30   Professional Fees                    451         532       -15.2%        409        10.3%      1,355       1,823       -25.6%
  31   Other                              5,605       5,773        -2.9%      5,643        -0.7%     16,898      17,349        -2.6%
                                    ------------------------            ------------            ------------------------
  32 Total Noninterest Expense           24,853      25,403        -2.2%     24,706         0.6%     74,222      77,232        -3.9%
                                    ------------------------            ------------            ------------------------

  33 Income Before Income Taxes          29,868      32,798        -8.9%     30,444        -1.9%     92,113     101,918        -9.6%
  34 Provision for income taxes           7,846       8,561        -8.3%      8,093        -3.1%     24,169      27,069       -10.7%
                                    ------------------------            ------------            ------------------------
  35 Net Income                         $22,022     $24,237        -9.1%    $22,351        -1.5%    $67,944     $74,849        -9.2%
                                    ========================            ============            ========================

  36 Average Shares Outstanding          29,532      31,070        -5.0%     29,938        -1.4%     29,935      31,372        -4.6%
  37 Diluted Average Shares              29,915      31,558        -5.2%     30,365        -1.5%     30,365      31,919        -4.9%
        Outstanding

  38 Per Share Data:
  39   Basic Earnings                     $0.75       $0.78        -4.4%      $0.75        -0.1%      $2.27       $2.39        -4.9%
  40   Diluted Earnings                    0.74        0.77        -4.1%       0.74         0.0%       2.24        2.34        -4.6%
  41   Dividends Paid                      0.34        0.32         6.3%       0.34         0.0%       1.02        0.96         6.3%
